Exhibit 99.2

Second Quarter FY 2014 Earnings Conference Call May 6, 2014

Wesco Aircraft Private & Proprietary Agenda Company Highlights Business Update Financial Overview Questions & Answers Mark Davidson Investor Relations Randy Snyder Chairman, Chief Executive Officer and President Hal Weinstein Executive Vice President, Sales and Marketing Greg Hann Executive Vice President, Chief Financial Officer 2 Wesco Aircraft Investor Relations

Wesco Aircraft Private & Proprietary Disclaimer 3 Wesco Aircraft Investor Relations This presentation contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning Wesco Aircraft Holdings, Inc. (“Wesco Aircraft “ or the “Company”), the acquisition of Haas Group Inc. (“Haas”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of management, as well as assumptions made by, and information currently available to, such management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “would,” “should,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include: risks that the businesses of Wesco Aircraft and Haas will not be integrated successfully or that the combined company will not realize estimated cost savings, synergies and growth or that such benefits may take longer to realize than expected; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; changes in legislation or governmental regulations affecting the Company; international, national or local economic, social or political conditions that could adversely affect the Company or its customers; conditions in the credit markets; risks associated with assumptions the Company makes in connection with its critical accounting estimates and legal proceedings; the condition of the aerospace industry; reductions in military spending; business risks as a result of supplying equipment and services to the U.S. Government; risks associated with the Company’s long-term, fixed-price agreements, which have no guarantee of future sales volume; risks associated with the loss of a significant customer; the Company’s failure to compete successfully in its highly competitive global industry; risks associated with the Company’s rapid expansion; supply-chain risk; the Company’s dependence on complex information technology; environmental risks; and the Company’s dependence on key personnel. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business, including those described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission. All forward-looking statements included in this presentation (including information included or incorporated by reference herein) are based upon information available to the Company as of the date hereof, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. The Company utilizes and discusses Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS and Adjusted EBITDA, which are non-GAAP measures its management uses to evaluate its business, because the Company believes they assist investors and analysts in comparing its performance across reporting periods on a consistent basis by excluding items that the Company does not believe are indicative of its core operating performance. The Company believes these metrics are used in the financial community, and it presents these metrics to enhance investors’ understanding of its operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as an alternative to Net Income, determined in accordance with GAAP, as an indicator of operating performance. Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS and Adjusted EBITDA are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See the Appendix for a reconciliation of Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS and Adjusted EBITDA to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Second quarter revenues of $327.4 million compared to $225.9 million in the prior year period, an increase of 45% Organic growth of approximately 21% Second quarter Adjusted EBITDA of $54.4 million, compared to $51.6 million for the same period last year Adjusted Net Income for the second quarter of $32.0 million compared to $31.2 million for the same period last year Adjusted Diluted EPS of $0.33 Revising full year fiscal 2014 guidance Revenue expected to be in the range of $1.330 billion to $1.380 billion Adjusted Diluted EPS expected to be in the range of $1.33 to $1.38 Wesco Aircraft Private & Proprietary Second Quarter FY 2014 Highlights 4 Wesco Aircraft Investor Relations

Second quarter revenue of $327.4 million, up 45% year over year Rest of World external sales increased 112% compared to the prior year period North America external sales increased by 27% compared to the prior year period Adjusted EBITDA for Q2 2014 of $54.4 million, compared to $51.6 million in Q2 2013 Adjusted Net Income for Q2 2014 of $32.0 million and Adjusted Diluted EPS of $0.33 Wesco Aircraft Private & Proprietary Second Quarter FY 2014 Financial Results Revenue & Mix 45% Adjusted EBITDA & Adjusted Diluted EPS +5.6% 5 Wesco Aircraft Investor Relations $M $M

Wesco Aircraft Private & Proprietary Full Year FY 2014 Outlook Full Year FY 2014 Outlook Original Guidance 6 Revised Guidance Wesco Aircraft Investor Relations

Wesco Aircraft Private & Proprietary APPENDIX 7

 Wesco Aircraft Private & Proprietary Non-GAAP Financial Information 8 Wesco Aircraft Investor Relations ‘‘Adjusted Net Income’’ represents Net Income before: (i) amortization of intangible assets, (ii) amortization or write-off of deferred financing costs and original issue discount, (iii) unusual or non-recurring items and (iv) the tax effect of items (i) through (iii) above calculated using an assumed effective tax rate. “Adjusted Basic EPS” represents Basic EPS calculated using Adjusted Net Income as opposed to Net Income. “Adjusted Diluted EPS” represents Diluted EPS calculated using Adjusted Net Income as opposed to Net Income. ‘‘Adjusted EBITDA’’ represents Net Income before: (i) income tax provision, (ii) net interest expense, (iii) depreciation and amortization, and (iv) unusual or non-recurring items. Wesco Aircraft utilizes and discusses Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS and Adjusted EBITDA, which are non-GAAP measures our management uses to evaluate our business, because we believe they assist investors and analysts in comparing our performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance. We believe these metrics are used in the financial community, and we present these metrics to enhance investors’ understanding of our operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as an alternative to Net Income, determined in accordance with GAAP, as an indicator of operating performance. Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS and Adjusted EBITDA are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See below for a reconciliation of Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS and Adjusted EBITDA to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Wesco Aircraft Private & Proprietary Non-GAAP Financial Information 9 Wesco Aircraft Investor Relations March 31, 2014 March 31, 2013 March 31, 2014 March 31, 2013 EBITDA & Adjusted EBITDA Net income $24,312 $29,388 $48,682 $47,814 Provision for income taxes 12,397 14,222 25,172 23,639 Interest and other, net 5,833 4,691 10,055 16,068 Depreciation and amortization 4,229 2,804 7,280 5,720 EBITDA 46,771 51,105 91,189 93,241 Unusual or non-recurring items 7,666 457 7,779 1,911 Adjusted EBITDA $54,437 $51,562 $98,968 $95,152 Adjusted Net Income Net income $24,312 $29,388 $48,682 $47,814 Amortization of intangible assets 2,437 1,647 4,088 3,309 Amortization of deferred financing costs 645 702 1,169 6,367 Unusual or non-recurring items 7,666 457 7,779 1,911 Adjustments for tax effect (3,052) (985) (3,812) (4,067) Adjusted Net Income $32,008 $31,209 $57,906 $55,334 Adjusted Basic Earnings Per Share Weighted-average number of basic shares outstanding 95,584 92,889 95,223 92,699 Adjusted Net Income Per Basic Shares $0.33 $0.34 $0.61 $0.60 Adjusted Diluted Earnings Per Share Weighted-average number of diluted shares outstanding 97,639 95,634 97,298 95,404 Adjusted Net Income Per Diluted Shares $0.33 $0.33 $0.60 $0.58 Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information (UNAUDITED) (In thousands, except for per share data) Three Months Ended Six Months Ended